SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                March 11, 2001

                                 Veritec, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Nevada                        0-15113                 95-3954373
    -----------------       ------------------------      --------------
    State or other          (Commission File Number)            IRS
    Jurisdiction                                             Employer
    of incorporation)                                     Identification
                                                             Number)

       1000 Boone Avenue North, Suite 110, Golden Valley MN     55427
      -----------------------------------------------------   ----------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

                                   763-525-8470
               ----------------------------------------------------
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


ITEM: 5    OTHER EVENTS

Effective March 1, 2001, the consulting agreement between the corporation and Mr. Chuck HunterMann of PDLO, Inc., was terminated. Mr. HunterMann resigned as Chief Financial Officer of the Company.

On February 7, 2001, Veritec hired Mr. Kenneth Kaminski of the K Group, a Business and Financial Consulting firm, to promote the Company's technologies and to prepare a Business Plan for the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Veritec Inc.

March 11, 2001                By: /s/ Van Thuy Tran
                              ---------------------------------
                                      Van Thuy Tran
                                      Chief Executive Officer